MML SERIES INVESTMENT FUND II

Supplement dated September 11, 2013 to the

Prospectus dated May 1, 2013 and the

MML Strategic Emerging Markets Fund Summary Prospectus dated May 1, 2013

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus and any previous supplements.

Effective immediately, the following information replaces the information under the heading Portfolio Managers relating to the MML Strategic Emerging Markets Fund in the section titled Management (page 41 in the Prospectus):

Portfolio Manager:

Staffan Lindfeldt is the Head of Baring’s Global Emerging Market Equities Team. He has managed the Fund since September 2013.

Effective immediately, the following information replaces the information for William Palmer of Baring International Investment Limited (“Baring”) found on page 60 in the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

Staffan Lindfeldt

is the portfolio manager of the MML Strategic Emerging Markets Fund. Mr. Lindfeldt is Head of Baring Asset Management’s Global Emerging Markets Equity Team. He joined Baring Asset Management in June 2013. Previously, Mr. Lindfeldt worked at Handelsbanken Asset Management in Stockholm where he spent thirteen years in a variety of roles within Emerging Markets, most recently as Chief Portfolio Manager of the Global Emerging Markets Team.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8063-13-03

SEM 13-03